OTC BB: AKDS

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not captured since its composition. Except for historical information presented in this slide show, any forward-looking statements involve risks and uncertainties. Forward-looking statements may
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“should,” “project,” “expect,” “plan,” “predict,” “believe,” “estimate,” “aim,” “anticipate,” “intend,”
“continue,” “potential,” “opportunity” or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. We caution the reader or viewer that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, but not limited to, the risk factors discussed in the filings that Arkados Group, Inc. makes with the Securities and Exchange Commission, which you are urged to review for more information We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. The information presented does not present all information which a reader might consider material and is not an offer to sell or solicitation of a offer to by any securities of Arkados Group, Inc.  Any offer and any representations relating to such offer will only be contained in final executed documents relating thereto. Unless specifically incorporated into such documents, this presentation is not made a part thereof.

The Company

Arkados Overview

Arkados Inc. (OTCBB: AKDS) is a fabless
semiconductor company that develops,
manufactures and supplies system-on-chip
semiconductors that are designed to create easy-
to-use digital connectivity between entertainment
and computing devices used by consumers.

“Arkados, The HomePlug® Applications
Company, is delivering a universal
platform for connected home”

Arkados Profile

Arkados, Inc. (our operating subsidiary)
was founded in 2004

Company headquarters

220 Old New Brunswick Road, 2nd Floor

Piscataway, NJ 08854

Approximately 15 employees.

Website: www.arkados.com

Management

Oleg Logvinov, President & CEO

Kirk Warshaw, CFO

Michael Macaluso, VP of Engineering

Grant Ogata, VP of Strategic Business
Development

Steve Woodman, VP of Sales and Business
Development

Jim Reeber, Director of Marketing

Board of Directors

Andreas Typaldos, Chairman

William Carson

Oleg Logvinov

Jerry Vendome

Investment Strength

The shift to digital content distribution continues to
drive the demand for connected home applications

Arkados has developed know-how and patents in the
field of powerline communication – the most pervasive
network in the home

Arkados is a fabless semiconductor company and our
outsourced manufacturing model creates operating
efficiencies.

Arkados has developed key strategic partnerships

Arkados’ professionals constitute one of the most
experienced teams in the powerline communications
industry

leading role in worldwide standardization efforts through
the HomePlug Powerline Alliance and IEEE P1901

The Market

arKados

PRICEWATERHOUSECOOPERS

Jupiterresearch
Business Intelligence for Business Results

ARKADOS

– The Digital Trend –
Entertainment + Connectivity

“By 2010, virtually all entertainment and media will be in a digital format.”
    - Kevin Carton, PricewaterhouseCoopers' Entertainment & Media Practice

RECORDS became CDs which became MP3s

“Digital music sales will surpass online CD sales by the end of 2008.”
    - Music Retailing: Using Digital Music to Strengthen Customer Relationships

Digital Home Market Worth $85B

The market for home networking and connected
entertainment devices will reach $85 billion by 2011 from
$14 billion in 2005.

The transformation of most conventional consumer
electronics devices such as game consoles, DVD players,
TVs and portable media players from stand-alone devices
to network-connected ones using both wireless and wired
IP communications technologies will fuel overall market
growth, according to ABI Research.

The emergence of enabling technologies such as 802.11n
for wireless video distribution, HomePlug AV and MoCA as
alternative multimedia network backbones, and DLNA
media server and device interoperability software will also
drive market growth.

David Richards - May 2006, Smarthouse News

The Challenges

Deliver what the user
wants where and when
the user wants it

Retrofitting should not
involve pulling new wires

Every consumer should be able
to connect right out of the box

arkados

THE WALL STREET JOURNAL.

The New York Times

BusinessWeek TIME

Economist.com EDN

Forbes.com CNNmoney

SCIENTIFIC AMERICAN PC MAGAZINE

InformationWeek PCWORLD.COM

ARKADOS

Transform Power Lines into a
Broadband and Multimedia Network

“This technology holds great promise as a
ubiquitous broadband solution that would offer a
viable alternative to cable, digital subscriber line,
fiber and wireless broadband solutions. Moreover,
BPL has unique advantages for home networking
because consumers can simply plug a device into
their existing electrical outlets to achieve broadband
connectivity.”

Kevin Martin, FCC Chairman, August 2006

http://www.eweek.com/article2/0,1895,1998647,00.asp

The Solution

In the News…

Arkados – At the Nexus

Digital
      Entertainment

PLUS

…the best platform
for multimedia
home connectivity…

The Momentum

Standards Create Large Markets

Standards breed broad
market growth
worldwide

Ensures widespread
consumer recognition

Ensure greater
success through
economies of scale

Arkados’ team has
helped establish
industry standards
since 2000

SPONSOR MEMBERS

CONTRIBUTORS

arkados

arkados inc.
CONEXANT
Intellon No New Wires
MAXIM

LEVITON
SHARP
SONY
ST&T
NETGEAR
LINKSYS A Division of Cisco Systems, Inc.
D-Link Building Networks for People
devolo
BELKIN
GigaFast

RadioShack Corporation
comcast
BELLSOUTH
AOL for Broadband
COMPUSA Where America Buys Technology
buy.com It's All Good.
clearwire
STAPLES that was easy
Office Depot
EarthLink
COX Communications
france telecom
Fry's Electronics
circuit city
DELL

ARKADOS

Powerline in Connected Media

Retailers

Service Providers
Installers

Source: HomePlug Alliance, HomePlug 1.0 Silicon

ODMs

OEMs

SILICON

arkados

Comcast

BellSouth

Cox Communications

AOL for Broadband

EarthLink

clearwire

ARKADOS

Service Providers and Powerline

SILICON

Cable modem installation using Netgear ETH adapters

DSL modem installation using BellSouth ETH adapters WiFi extension using BellSouth ETH adapters (mail out)

Remote room home networking using Linksys ETH adapters

Remote room home networking for desktops using Netgear ETH
adapters

Remote room home networking using Linksys ETH adapters (Internet broadband configurator)

WiMax antenna positioning and VoIP modem installation using
Clearwire ETH adapters

DSL modem installation using Sagem ETH adapters

Retailers

Service Providers
Installers

ODMs

OEMs

Source: HomePlug Alliance

Arkados Products

The first-in-the-industry devices that
integrate the HomePlug PHY/MAC
technology with multimedia
interfaces and application firmware
in a single-chip solution.

ArkTICTM SoCs

AI-1100

HomePlug 1.0 compliant SoC

AI-1110

HomePlug 1.0 compliant SoC with PlusTM
feature (28 Mbps PHY)

AI-2100 (under development)

HomePlug AV compliant SoC

WiFi
LCD
voip
802.11
SDRAM
set-top box
GPIO
FLASH
ENET
pc
USB
DEVICE
pc
ENET
VIDEO DSP
video
monitor
DSL/Cable
modem
camera
UART
PLC
AFE
I²S
audio
PDA

ARKADOS

ArkTIC™ Family of Products
AI-1100: First-in-the-industry HomePlug SoC for
multimedia networking

Arkados Total Integration Concept

Focus: converged multimedia and
networking solutions

Turnkey hardware and software
solution

Highly integrated SoC with

HomePlug MAC/PHY

a variety of common and application
specific interfaces

a powerful CPU offering on-chip
applications and programmability

Enables OEMs and ODMs

to address a rapidly developing
market

to quickly develop digitally networked
consumer electronic products

to build new products at a
competitive cost

AI-1100

Home Media
Connection Solutions

Powerline Solutions

HomePlug silicon

Intellon, Conexant, Maxim, Arkados

Additional players such as Gigle Semiconductor and SPiDCOM
announced their intention to enter HomePlug AV market

Proprietary PLC

DS2, Spidcom (moving away from proprietary to HomePlug),
Panasonic

Other solutions

Ethernet

Structured Wiring

Home PhoneLine Networking Alliance (Phone line)

Wireless Solutions (often does not cover whole house)

Multimedia Over Cable Alliance (Coax)

ArkTIC in Applications

ArkTIC in Applications

Data Endpoints & Broadband Router/Gateways

Applications include Data & Gaming Networking, VoIP, Video
Surveillance, Powerline/Wi-Fi Access Points and Bridges, etc.

Arkados chip is an ideal single-chip solution for managed
networks and intelligent node design

Audio Endpoints

Applications include Audio Extensions (rear speakers, multi-
room, etc.), Whole-House Audio, Internet Cached and
Streaming Audio

Arkados chips offer synchronized audio capabilities, on-chip audio, display, infrared remote control interfaces, designed to enable flexible and cost-effective product implementation

Video Endpoints

Applications include whole-house PVR/DVR, IPTV, CCTV, etc.

Arkados chips directly support ADI’s Blackfin DSP, offering
flexible and cost-effective product implementation

The First Powerline iPOD dock

Introduced at 2007 Consumer
Electronics Show

Whole-House Platform
(Example)

1

2

3

4

5

5

9

6

7

8

10

1.

Powerline Router

2.

Audio IN Node (Audio
Extension)

3.

Audio OUT Node (Audio
Extension)

4.

Powerline bridge with QoS
applications

5.

Powered powerline connected
speakers

6.

Security IP powerline camera

7.

Powerline iPOD Dock

8.

Powerline touch screen controller

9.

Powerline TV OUT controller (Video
Surveillance, IPTV, Digital picture
Frame, etc.)

10.

Intelligent IR remote

Meter
work & internet
telephony
entertainment
smart appliances

ARKADOS

Multi-Dwelling & Multi-Tenant Units

(MDU/MTU)

Media, Communications, Internet
Low-cost Command & Control

Broadband Powerline
(BPL)

Other Applications
of Powerline Communications

www.arkados.com

220 Old New Brunswick Road, 2nd Floor

Piscataway, NJ 08854

Phone: 732-465-9300  Fax: 732-465-9600

info@arkados.com